CREDIT TRANSACTION AGREEMENT

           In connection with the discount of our notes and other credit transactions with you within the limit of 45 billion Won, we agree to comply with the following terms and conditions and, in the event of our default, we agree that you have all the rights to enforce your rights and interests.

Article 1 (Applicability)
-------------------------

(1) We covenant and agree to perform our current or future obligations, within the limit of 45 billion Won, which we may incur in connection with the discount of our notes and other credit facilities you are providing or will provide us in accordance with all the terms and conditions contained herein..

(2) We further covenant and agree to perform other obligations which we will incur as a result of your acquisition from third parties of notes issued, endorsed, accepted or guaranteed by us.

Article 2 (Cumulative Obligations)
----------------------------------

(1) In the event we provide you with notes issued, indorsed, accepted or guaranteed by us in order to secure our loans, you may exercise your rights based on either the notes or the underlying loans.

(2) We agree to repay the loans in compliance with your instructions even when the notes in your possession issued, endorsed, accepted or guaranteed by us are declared defective.

Article 3 (Calculation of Interest, Discount fee and Penalty)
-------------------------------------------------------------

(1) We agree to pay you interest, discount fees and penalties in accordance with the rate and calculation method established by you.

(2) In the event of our  default,  we agree to pay you  penalties at the rate of
19.0 % per year.

Article 4 (Renewal of Note)
---------------------------

           We agree that you may renew the notes we provide you when necessary.

Article 5 (Ancillary Expenses)
------------------------------

(1) We agree to pay you in advance all the fees and expenses ancillary to the transactions contemplated herein.

(2) In the event you expend the fees and expenses on our behalf, we agree to reimburse you the total amount and interest thereon at the rate established by you.

Article 6 (Collateral)
----------------------

(1) To secure our obligations herein, we agree to deliver to you notes and checks with blank amount, issue date and due date and hereby grant you the right to fill out the blanks.

(2) You may fill out the amount of note and check and enforce your rights therein even though the maturity of our obligations its accelerated pursuant to the terms of Article 7 (1) and (2) of the Standard Credit Transaction Rules.

(3) If it becomes necessary to preserve your security interest, we agree to provide additional guarantor(s) or replace guarantor or provide other collateral as approved by you in writing.

(4) Our obligations hereunder shall include the principal amount of loan and other obligations of recourse, etc. which we will incur in connection with our issuance, endorsement, acceptance or guarantee of notes.

(5) We understand that one of your major businesses is to purchase notes issued, endorsed, accepted or guaranteed by one party and sell the same to third party investors. In the event you fill out the blanks pursuant to the terms of Article 6 (2) above, we agree not to demand return of the note provided on account of the underlying transaction.

(6) Out of the amount you collected on the note or check under Article 6 (5) above, you will hold the amount you have already been paid by third party investors until the presentment of the note issued on account of the underlying transaction.

Article 7 (Acceleration)
------------------------

(1) The maturity of my debt will be accelerated without any notice from you in any one of the following events in which event we agree to repay you our debt immediately :

1.       If we fail to pay you the whole or part of our debt on time.

2.       If the clearing suspends this transaction.

3.       If you make a stop payment.

4. If an application for writ of execution, preliminary injunction or sheriff's sale is made.

5. If bankruptcy or reorganization is filed or dissolution proceeding is instituted.

6. If we receive notice of failure to pay taxes or other assessments or tax warrant is issued against us.

(2) Further, one of the following events will also accelerate the maturity of our debt, in which event we agree to repay you the entire debt immediately :

1.         Failure to perform all or any part of our obligations.

2.         Guarantor's default as described in Article 7 (1) above.

3.         If you deem it necessary to secure your rights or interests.

Article 8 (Repurchase of discounted Note)
-----------------------------------------

(1) In the event of our default as set forth in Article 7 (1) and (2) above or in the event the payor of the note refuses to accept the whole or part of the amount of the note or fails under Artiole 7 (1) above, we agree to repurchase the not regardless of notice form you.

(2) Until our performance pursuant to Article (1) above, you shall have the right to exercise all your rights as the holder of the note.

Article 9 (Setoff)
------------------

(1) At the maturity , or at the accelerated maturity in accordance with Articles 7 and 8 above, we acknowledge that you have the right to offset any of your debts with our debts.

(2) In the event of setoff, as agree to immediately return to you the note or other instruments evidencing your debt.

(3) We agree to pay you interest, discount fees and penalties until the date of setoff at the rate established by you.

Article 10( Presentment :  Delivery)
------------------------------------

(1) In the event of setoff, you do not need to present or deliver the not to us. Rather, we agree to pick up the note at your place of business.

(2) In the event of setoff, you do not need to present or deliver the not if :

1.       You cannot locate us, or

2.       it is difficult to deliver the note, or

3. it is not practical to present the note for reasons of collection or others.

(1) If there is a co-debtor on the note, you may continue to hold the note and collect the balance of the debt remaining after the setoff.

Article 11 (Order of Satisfaction)
----------------------------------

           In the event our payment is not sufficient to satisfy our debt, you have the right to apply our payment in any order or method convenient for you.

Article 12 (Risk of Loss : Indemnity)
-------------------------------------

(1) In the event the note issued, endorsed, accepted or guaranteed by us or other instrument delivered to you is lost, destroyed, damaged or delayed due to unavoidable reasons like calamity, disaster or accident during transportation, we nevertheless agree to make the necessary payments in reliance on your books or other records and to deliver to you replacement note or instrument. We waive claims against you for any damages that we may incur as a result thereof.

(2) To the extent that you exercise reasonable care as required by trade custom in comparing the seals on the note with the seal registered with you, you will not be liable for any loss caused by forgery, alteration or theft and we agree to ake full responsibility as is written on the note.

(3) Any and all fees and expenses expended to enforce or preserve your rights against us or to collect from or otherwise dispose of the collateral shall be borne by us.

Article 13 (Notice of Changes)
------------------------------

(1) We agree to immediately notify you in writing of any change of you seal, name, trade name, representative, address (2) We will be solely responsible for any losses or damages caused by our neglect of notice and we agree to indemnify you form and against any claims in this regard.

Article 14 (Report and Inspection)
----------------------------------

           We agree to file a report on our assets, management and status of business upon your demand and to provide you with access to our records, factory and business premises, etc. for your inspection.

Article 15 (Jurisdiction)
-------------------------

           It  is  agreed  that  any  legal  proceedings  arising  out  of  this
transaction   shall  be  subject  to  the   jurisdiction  of  the  court  having
jurisdiction over your place of business.

Article 16 (Liabilities of Guarantor)
-------------------------------------

(1) Guarantor agrees to comply with all the terms and conditions of this Agreement and agrees to be liable, jointly and severally with the borrower, for the principal debt in the amount of Won together with interest, penalty and all other ancillary fees.

(2) Guarantor agrees not to exercise his right of subrogation while the transaction between you and the borrower is pending.

(3) Guarantor's obligations herein shall not be affected by the replacement or release of collateral or other securities.

Article 17 (No Waiver)
----------------------

           Your failure to exercise your rights under this Agreement in a timely manner shall not be construed as waiver of other rights.

Article 18 (Term)
-----------------

(2) This Agreement shall remain in effect until the day of July 12, 2000. This Agreement shall be automatically extended for an additional year unless you notify us otherwise one(1) month prior to its expiration.

(3) Notwithstanding the provision of Article 18 (1) above, any outstanding obligations of us shall survive the termination of this Agreement.

Article 19 (Right to Terminate)
-------------------------------

           In the event we are in default pursuant to the terms of Article 7 (1) and (2) above or default any other obligations, you have the right to terminate this agreement by giving us a written notice.

Article 20 ( Assignment Prohibited)
-----------------------------------

           We agree not to assign or collateralize any of our rights under this Agreement to a third party without your prior written approval.

Article 21 (Amendment)
----------------------

           This Agreement may be amended only in writing.

Article 22 (Submission of Reports)
----------------------------------

           We agree to submit to you every month a balance sheet, a profit and loss statement, cash flow plan (monthly actual and six month estimate), monthly sales trend, itemized statement of loans and other documents which you may demand.

Dated : July 12,  1999

Borrower : NewState Capital Co., Ltd.
           826-24 Yoksam-dong
           Kangnam-Gu, Seoul
           (Corporate seal affixed)

      By : Noh Bok Huh (Signed)

      To : Central merchant Banking Corp.